UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 29, 2008

WESTERN SIZZLIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25366	86-0723400
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

416 South Jefferson Street, Suite 600 Roanoke, Virginia	24011
(Address of principal executive offices)	(Zip Code)

(540) 345-3195

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 8.01 Other Events.

On February 29, 2008, the Circuit Court of Pulaski County Arkansas entered judgment in the case captioned Parks Land Company, et al. v. Western Sizzlin Corporation, et al. against the Company in the amount of $689,666.  The Company had previously reserved $400,000 on this loss contingency. The Company disagrees with the result of the trial and is evaluating its options.

SIGNATURE

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: March 6, 2008	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer